Exhibit 99.1

NAREIT Investor Forum June 2008

Safe Harbor In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC.

Ashford Snapshot Portfolio Statistics AHT Total Enterprise Value (1) $3.7 Bil Peer Comparison (2) 2nd largest # of Hotels 109 # of Rooms 25,165 ADR (3) $145.53 RevPAR (3) $102.85 Financial Statistics # Shares Outstanding(4) 139.8 M Avg. Daily Trading Volume (3 Month) 1.3 M TTM FFO per Share / Y-o-Y % Growth $1.28 / 9.4% Net Debt / Gross Assets 61.5% Debt Weighted Average Maturity 7 years Debt Weighted Average Cost(5) 5.0% EBITDA / Interest Expense - TTM 2.4x Dividend Yield % (1) 13.7% CAD Dividend Coverage - TTM 1.2x Price per Key(6) $141,000 Assumes 5/28/08 share price of $6.13. Ranked by Total Enterprise Value of pure lodging peers. All hotels included in continuing operations not under renovation for twelve months ended 3/31/08. Diluted shares as of 1Q '08. Includes the effect of the interest rate swap, as of 5/29/08. Assumes 5/28/08 share price and mezzanine platform valuation at book value.

Industry Snapshot Total U.S. RevPAR growth has slowed to 2.5% YTD through April All of the RevPAR growth has come from ADR growth, which increased 4.7% while occupancy declined 2.1% The outlook for the remainder of the year is uncertain due to a wide range of opinions on the health of the U.S. economy Smith Travel Research is currently forecasting 3.9% U.S. RevPAR growth for 2008 while PKF is forecasting 1.0% Hotel transactions have slowed dramatically due to the difficulty in obtaining attractive debt financing Hotel supply has been growing faster than hotel demand over the past several months Smith Travel Research is currently forecasting 2008 supply growth of 2.2% and demand growth of only 0.4%

Ashford Strategies Income Statement - Maximize earnings regardless of economic environment AHT's diversified platform performs better in periods of economic uncertainty Ashford is aggressively clamping down on operating costs via contingency plans Ashford's interest expense is lessened due to floating- rate debt All of these strategies help maintain current the dividend while increasing its coverage Balance Sheet - Position balance sheet to take advantage of opportunities in current environment AHT is proactive in addressing the few short-term maturities it has in '08 & '09 AHT's risk profile is mitigated by its capital recycling strategies, which are match funded through asset sales

Income Statement Strategies

Ashford has the broadest diversification of hotel assets - Chain scale - Geography - Brand - Investment strategy Mezzanine lending provides attractive yields and is lower in risk than owning hotel properties Advantages: Diversifies exposure across economic markets & different parts of the capital structure High quality select service assets provide stability 36% of TTM Hotel EBITDA(1) High concentration of Hotel EBITDA in top 25 markets 77% of TTM Hotel EBITDA(1) Less concentrated risk to new supply Investing in mezzanine debt allows Ashford to take advantage of dislocations in the capital markets Diversity Leads to Performance (1) Based on TTM 3/31/08 owned EBITDA for the 109 hotels in continuing operations.

Broad Portfolio Mix Marriott Hilton Hyatt Starwood IHG Other 0.493 0.337 0.067 0.071 0.03 0.003 Marriott Remington Hilton Hyatt Starwood Interstate Hotel Equities 0.431 0.268 0.178 0.067 0.026 0.017 0.013 Brand Manager Charts based on TTM 3/31/08 owned EBITDA for the 109 hotels in continuing operations.

Cost Control Measures AHT has implemented operating contingency plans Goal is to maintain 50% GOP flow through cost-cutting initiatives Contingency plans include: Labor reduction Wage freezes Leaving vacant positions open indefinitely Aggressive inventory management AHT asset management is proactively monitoring hotel performance No fewer than 3 visits to each property in 2008 Booking pace is randomly checked and cancellations closely monitored AHT has 27% of its hotel EBITDA operated by affiliate Remington, which enhances ability to more rapidly implement operational changes to preserve margins

Floating-Rate Interest Expense Approximately 89% of Ashford's $2.7 billion of debt is floating-rate In uncertain economic times, short-term interest rates tend to remain low in order to stimulate economic activity There is a demonstrable correlation between changes in RevPAR and changes in short-term interest rates 30-day Libor has dropped over 60 basis points since the beginning of March to 2.46% Using current Libor, Ashford's weighted average cost of debt is 5.0% Every 25 basis point drop in 30-day Libor equates to annual interest savings of $5.9 million

Attractive Dividend Dividend covered by operating business Strong dividend CAD/AFFO coverage: TTM - 1.2x CAD coverage TTM - 1.5x AFFO coverage Consistently paid one of the highest covered dividends of lodging REIT peers Highest in peer group with dividend yield of 13.7%(1) Assumes 5/28/08 stock price of $6.13. Note: Peers include BEE, DRH, FCH, HPT, HST, HT, LHO, and SHO. Dividend Dividend Yield Dividend Yield - Peer Avg. 1Q 04 0.06 0.024 0.032 2Q 04 0.1 0.048 0.039 3Q 04 0.14 0.06 0.04 4Q 04 0.15 0.055 0.042 1Q 05 0.16 0.063 0.047 2Q 05 0.17 0.063 0.043 3Q 05 0.18 0.067 0.048 4Q 05 0.18 0.069 0.052 1Q 06 0.2 0.065 0.047 2Q 06 0.2 0.063 0.049 3Q 06 0.2 0.067 0.051 4Q 06 0.2 0.064 0.052 1Q 07 0.21 0.07 0.049 2Q 07 0.21 0.071 0.05 3Q 07 0.21 0.084 0.055 4Q 07 0.21 0.117 0.069 1Q 08 0.21 0.148 0.08 5/28/2008 0.21 0.137 0.073

Dividend Coverage CAD Coverage CAD Coverage - Peer Avg SHO 1.45 1.19 HST 1.42 1.19 HPT 1.32 1.19 HT 1.29 1.19 LHO 1.17 1.19 AHT 1.17 1.19 DRH 1.15 1.19 BEE 0.86 1.19 FCH 0.84 1.19 Note: Peer CAD/FAD dividend coverage provided by Stifel Nicolaus & debt/gross assets data from FBR Property Week 5-13-08 Avg AHT's TTM dividend coverage is consistent with the rest of its lodging peers despite having a dividend yield over 600 basis points higher than the peer average AHT does not have the highest debt to gross assets ratio among lodging REITs (ranked 7th of 9 companies) TTM Hotel REIT CAD Dividend Coverage & Debt/Gross Assets Ratio 39% 39% 64% 40% 67% 63% 54% 42% 43%

Balance Sheet Strategies

Favorable Debt Maturity 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total 73 125 122 241 354 0 111 261 396 980 Clear 73 125 122 241 354 0 111 261 396 980 Debt Maturities ($m) Note: Company estimates as of 1Q '08. Last dollar of debt includes debt attributable to JV partners, mezzanine platform valuation at book value, 1Q '08 room count, and excludes debt associated with Hyatt Dulles. Debt maturity schedule assumes extendable loans are extended and excludes JV debt. AHT's debt is favorably priced and has a diversified maturity schedule TTM interest charge coverage of 2.4x AHT's last dollar of net debt as of 3/31/08 is $95,000 per key Negotiated new terms for 2008-2009 rollover Ashford's 2008 & 2009 maturities are currently being addressed

Capital Recycling AHT's capital recycling strategies are currently match funded through asset sales and cash flow above our dividend 2008 Capital Strategy 2008 Capital Strategy Sources of Capital Uses of Capital Cash flow above dividend Asset sales Debt pay down Mezzanine lending Share buybacks Capex

Source of Growth Capital Since its IPO, AHT has sold 41 assets, including 2 office buildings, for $522 million Weighted average cap on TTM NOI of 6.7% In 2007, AHT sold 22 assets for $380 million Year to date, AHT has sold 3 assets, including 1 office tower, and has announced 2 hotels under contract, for a total of $217 million at a 5.1% cap rate Sold JW Marriott New Orleans, Sheraton Iowa City and the vacant Fort Worth office tower for a total of $81 million, yielding a TTM cap rate of 4.2% Hyatt Dulles Airport is under contract for $78 million, yielding a TTM cap rate of 7.2% Hyatt Montreal is under contract for $58 million, yielding a TTM cap rate of 3.6% AHT targeting to dispose approximately $600 million of hotel assets through outright sale or JVs in 2008

Reinvestment Opportunity AHT has partnered with Prudential Real Estate Investors (PREI) to form a hotel lending joint venture Advantage of JV structure Provides opportunity to achieve outsized yields at same or less risky LTVs Creates access to a greater number of deals, which increases diversity, reduces risk and smoothes income streams $400 million equity 75% PREI / 25% AHT AHT promote equal to 1.3x venture yield PREI's equity will be senior to AHT's JV will have ROFR on all AHT's mezz opportunities Current investments: $21.5m Westin portfolio loan and $70.0m 29- property loan

Recent Loan Transactions Westin Resort Portfolio Hotel La Jolla Ritz-Carlton Key Biscayne JER Portfolio Properties 2 Westin resorts (Tucson, AZ) (Hilton Head, SC) Hotel La Jolla (La Jolla, CA) Ritz-Carlton Key Biscayne (Miami, FL) 22 full-service 7 select-service Keys 899 108 302 188 Condo Units 8,633 $ Value Loan AHT's Share $21.5m $5.4m $7.0m $33.0m $70.0m $17.5m AHT Current Yield 17.6% L + 900 12.5% 17.9% (L + 1,515) Term 10 years 3 years 2 1-year extensions 10 years 3 years 2 1-year extensions In PREI JV? Yes No No Yes TTM DSCR 1.07x 0.58x (Debt 100% guaranteed) 1.10x 1.72x LTV 69 - 76% 61 - 79% 63 - 78% 68 - 72% AHT Last Dollar of Debt $257,000 / key $278,700 / key $655,600 / key (Excludes condo units) $185,900 / key

Share Buybacks $50 million share repurchase program approved by the Board in December 2007 AHT repurchased 700,800 shares of common stock at an average price of $6.54 during the first quarter Approx. $27 million of share repurchase authorization remains Accretive use of capital given AHT's current stock price and 13.7% dividend yield(1) AHT will be opportunistic with the share buyback program, recognizing that other alternative uses of capital exist Assumes 5/28/08 stock price of $6.13.

2008 Capex Plan $190 million of potential capital expenditure in 2008 $32.6 million spent year to date AHT is contractually obligated or has already initiated $80 million of projects and has the flexibility to defer other projects to 2009 - 2010 $60 million are normal capex projects $50 million are discretionary ROI projects, of which $12 million has been committed Several capital-intensive assets are candidates for outright sale or JV, which could reduce 2008 capex needs by up to $37 million Should lodging fundamentals soften in the near-term, AHT will be prudent in its capital allocation and use discretion in determining the timing and magnitude of projects

Conclusion Income Statement - Maximize earnings regardless of economic environment AHT's diversified platform performs better in periods of economic uncertainty Ashford is aggressively clamping down on operating costs via contingency plans Ashford's interest expense is lessened due to floating- rate debt All of these strategies help maintain current the dividend while increasing its coverage Balance Sheet - Position balance sheet to take advantage of opportunities in current environment AHT is proactive in addressing the few short-term maturities it has in '08 & '09 AHT's risk profile is mitigated by its capital recycling strategies, which are match funded through asset sales

NAREIT Investor Forum June 2008